UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 1st, 2005
CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles		GY1 3RR

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 1—Registrant’s Business and Operations
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”.
On September 1st, 2005 CanArgo Energy Corporation filed a shareholder briefing presentation on the Oslo Stock Exchange Website. This can be viewed at the following link under the Company Disclosure section;
http://www.oslobors.no/ob/aksje_kursutvikling?languageID=1&p_instrid=ticker.ose.CNR&menu2show=1.1.2.1.
It issued a press release announcing this and also gave timing on events to occur in 2005.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
          (c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated September 1st, 2005 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: September 02, 2005	By:	/s/E Landles
Elizabeth Landles, Corporate Secretary

CanArgo Energy Corporation
FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
Shareholder Briefing Update
September 1, 2005 – Oslo, Norway — CanArgo Energy Corporation (OSE: CNR, Amex: CNR) (`CanArgo`) has provided the Oslo Stock Exchange with a copy of the presentation to be given at a shareholder briefing meeting today in Oslo, Norway, at 10:30 am Central European Time. This can be viewed at the following link under the Company Disclosure section;
http://www.oslobors.no/ob/aksje_kursutvikling?languageID=1&p_instrid=ticker.ose.CNR&menu2show=1.1.2.1.
The main points to be covered are as follows;
GEORGIA
•	On the Manavi M11Z well, total depth was reached at 4,570 metres (14,993 ft) MD. The production liner has been run and the well is currently being prepared for testing. Testing is expected to commence before the end of September 2005 after demobilisation of the Saipem drilling rig.
•	The Manavi M12 appraisal well is scheduled to commence in December 2005.
•	The Norio MK72 well is planned to re-commence drilling with the Saipem Rig in October 2005, and it is expected that the target zone (prognosed at 4,800 metres (15,748 ft)) will be reached in November 2005. In the event of success, the well will then be deepened through the target zone with a planned total depth of 5,100 metres (16,732 ft).
•	The Kumisi gas appraisal well is expected to commence during Q4 2005 subject to confirmation of the terms of the gas sales agreement and rig availability.
•	The horizontal development program on the Ninotsminda field is re-starting with the N100H2 scheduled to commence drilling during September 2005.
KAZAKHSTAN
•	The first of the shallow gas exploration wells (AKK103) has reached total depth, and electric logs indicate the presence of gas sands. The well has been cased and awaits testing as part of a program – this testing is expected to commence during September 2005.
•	The second well (AKK105) is expected to commence within the next few days.

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•	Testing of the Kyzyloy Field development wells is expected to commence during September, and tenders for pipeline construction are currently being evaluated with a planned first gas date in Q1/2 2005.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia and the Caspian area.
The matters discussed in this press release and the stated presentation include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

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For more information please contact:
CANARGO ENERGY CORPORATION
Julian Hammond, Investor Relations Manager
Tel: +44 7740 576 139
Fax: +44 1481 729 982
e-mail: info@canargo.com
NORWAY
Regina Jarstein
Gambit H&K AS
Tel: + 47 95213451
USA
Michael Wachs
CEOcast.com
Tel: +1 212 732 4300

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